MET INVESTORS SERIES TRUST

                    Cyclical Growth and Income ETF Portfolio
                          Cyclical Growth ETF Portfolio
                        (collectively, the "Portfolios")

                       SUPPLEMENT DATED AUGUST 25, 2008 TO
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 28, 2008

            This Supplement is made as of August 25, 2008 to the Statement of Additional Information ("SAI") of Met Investors Series Trust (the "Trust") dated April 28, 2008.

         Effective as of September 2, 2008 (the "Transition Date"), SSgA Funds Management, Inc. ("SSgA FM") became the adviser to the Portfolios. As adviser, SSgA FM is responsible for the day-to-day management of each Portfolio.

         As of the Transition Date, the Cyclical Growth and Income ETF Portfolio and Cyclical Growth ETF Portfolio are renamed the SSgA Growth and Income ETF Portfolio and SSgA Growth ETF Portfolio, respectively.

         In connection with the above changes, all references to the "Cyclical Growth and Income ETF Portfolio" and "Cyclical Growth ETF Portfolio" in the Trust's SAI are replaced with "SSgA Growth and Income ETF Portfolio" and "SSgA Growth ETF Portfolio," respectively.

         Certain documents or information you may receive about a Portfolio may continue to reflect the former name until such time as updates are made.

                                      * * *

         Effective as of the Transition Date, the following disclosure is added to the "Investment Objectives and Policies" section of the SAI:

Exchange-Traded Notes

         Exchange-traded notes ("ETNs") are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution. ETNs have a maturity date and are backed only by the credit of the issuer. The returns of ETNs are linked to the performance of a market benchmark or strategy, less investor fees. ETNs can be traded on an exchange at market price or held until maturity. The issuer of an ETN typically makes interest payments and a principal payment at maturity that is linked to the price movement of an underlying market benchmark or strategy.

         An investment in an ETN involves risks, such as market risk, illiquidity risk and counterparty risk. For example, the value of an ETN will change as the value of the underlying market benchmark or strategy fluctuates. The prices of underlying market benchmarks are determined based on a variety of market and economic factors and may change unpredictably, affecting the value of the benchmarks and, consequently, the value of an ETN. In addition, if the value of an underlying market benchmark decreases, or does not increase by an amount greater than the aggregate investor fee applicable to an ETN, then an investor in the ETN will receive less than its original investment in the ETN upon maturity or early redemption and could lose up to 100% of the original principal amount.

         ETNs are also subject to illiquidity risk. The issuer of an ETN may restrict the ETN's redemption amount or its redemption date. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

         Because ETNs are unsecured debt securities, they are also subject to risk of default by the issuing bank or other financial institution (i.e., counterparty risk). In addition, the value of an ETN may decline due to a downgrade in the issuer's credit rating despite no change in the underlying market benchmark.

                                      * * *

         Effective immediately, the following disclosure is added immediately after the "Investment Restrictions--Non-Fundamental Policies" section of the
SAI:

Operating Policy

         Concentration

         As a matter of operating policy, an investment by a Portfolio in an Underlying ETF that invests in securities of a broad-based index is not counted for purposes of determining a Portfolio's compliance with the fundamental policy relating to concentration set forth above.

                                      * * *
         Effective as of the Transition Date, the management fee table in the "Investment Advisory and Other Services--The Manager" section of the SAI is replaced in its entirety with the following:


------------------------------------------------------- ----------------------------------------------------------------------
Portfolio                                               Management Fee
------------------------------------------------------- ----------------------------------------------------------------------
------------------------------------------------------- ----------------------------------------------------------------------
SSgA Growth and Income ETF Portfolio                    0.33% of first $500 million of such assets plus 0.30% of such assets over $500 million
------------------------------------------------------- ----------------------------------------------------------------------
------------------------------------------------------- ----------------------------------------------------------------------
SSgA Growth ETF Portfolio                               0.33% of first $500 million of such assets plus 0.30% of such assets over $500 million
------------------------------------------------------- ----------------------------------------------------------------------

                                      * * *

         Effective as of the Transition Date, the following disclosure is added immediately after the management fee table in the "Investment Advisory and Other Services--The Manager" section of the SAI:

         The Manager has agreed to contractually waive a portion of the management fees paid by the Portfolios through April 30, 2009. With respect to each Portfolio, these waivers will reduce the management fee on the first $500 million of the Portfolio's average daily net assets from 0.33% to 0.30%.

                                      * * *

         Effective as of the Transition Date, the paragraph preceding the table in the "Investment Advisory and Other Services--The Adviser" section of the SAI is replaced in its entirety with the following: "The following table shows the fees paid with respect to the Portfolios to the Portfolios' former adviser by the Manager for the fiscal years ended December 31, 2007, December 31, 2006 and December 31, 2005."
                                      * * *

         Effective as of the Transition Date, the disclosure in "Investment Advisory and Other Services--Portfolio Management" section of the SAI is replaced in its entirety with the following:

         The Adviser has provided the Trust with the following information regarding each Portfolio's portfolio managers identified in the Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of June 30, 2008 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolios' investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of June 30, 2008.


Other Accounts Managed

--------------------------- ------------------------------------------------------------ ---------------------------------------
                                              Other Accounts Managed                       Accounts with respect to which the
                                                                                              advisory fee is based on the
                                                                                               performance of the account
--------------------------- ------------------------------------------------------------ ---------------------------------------
--------------------------- ------------------------- -------------- ------------------- ------------------ --------------------
Name of Portfolio Manager     Category of Account       Number of     Total Assets in        Number of        Total Assets in
                                                       Accounts in      Accounts in         Accounts in         Accounts in
                                                        Category*        Category*           Category            Category
--------------------------- ------------------------- -------------- ------------------- ------------------ --------------------
--------------------------- ------------------------- -------------- ------------------- ------------------ --------------------
Alistair Lowe               Registered Investment           7           $0.2 billion
                            Companies
--------------------------- ------------------------- -------------- ------------------- ------------------ --------------------
--------------------------- ------------------------- -------------- ------------------- ------------------ --------------------
                            Other Pooled Investment         5           $1.6 billion
                            Vehicles
--------------------------- ------------------------- -------------- ------------------- ------------------ --------------------
--------------------------- ------------------------- -------------- ------------------- ------------------ --------------------
                            Other Accounts                195          $39.2 billion
--------------------------- ------------------------- -------------- ------------------- ------------------ --------------------
--------------------------- ------------------------- -------------- ------------------- ------------------ --------------------
Daniel Farley, CFA          Registered Investment           7           $0.2 billion
                            Companies
--------------------------- ------------------------- -------------- ------------------- ------------------ --------------------
--------------------------- ------------------------- -------------- ------------------- ------------------ --------------------
                            Other Pooled Investment         5           $1.6 billion
                            Vehicles
--------------------------- ------------------------- -------------- ------------------- ------------------ --------------------
--------------------------- ------------------------- -------------- ------------------- ------------------ --------------------
                            Other Accounts                195          $39.2 billion
--------------------------- ------------------------- -------------- ------------------- ------------------ --------------------
*Asset Allocation assets are managed on a team basis. The number of accounts and total assets for individual team members may vary from the accounts shown above.
The table above refers to State Street Global Advisers ("SSgA"), which is comprised of all the investment management affiliates of State Street
Corporation, including State Street Funds Management, Inc., the Portfolios'
adviser.

Potential Conflicts of Interest

         A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the portfolio manager's execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

         A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

         A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees -- the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Compensation

         The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e., equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.



Ownership of Securities

-------------------- -------- ------------ --------------- -------------- -------------- --------------- --------------
 Portfolio Manager    None    $1-$10,000   $10,001-$50,000 $50,001-        $100,001-     $500,001-           Over
                                                           $100,000        $500,000      $1,000,000        $1,000,000
-------------------- -------- ------------ --------------- -------------- -------------- --------------- --------------
-------------------- -------- ------------ --------------- -------------- -------------- --------------- --------------
Alistair Lowe           X
-------------------- -------- ------------ --------------- -------------- -------------- --------------- --------------
-------------------- -------- ------------ --------------- -------------- -------------- --------------- --------------
Daniel Farley           X
-------------------- -------- ------------ --------------- -------------- -------------- --------------- --------------

                                                                 * * *

         Effective as of the Transition Date, the proxy policies and procedures in Appendix B to the Trust's SAI is replaced in its entirety with the following:

  Proxy Voting Policy

                                                       [GRAPHIC OMITTED]
                                                      Funds Management, Inc.

                                                      Amended April 16, 2008

Introduction

SSgA Funds Management, Inc. ("FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors ("SSgA") Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.


Process

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services ("ISS"), a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM's general positions on similar matters. The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy. The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

(i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under "Potential Conflicts"). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients' best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I. Generally, FM votes for the following ballot items:

Board of Directors

o Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by SSgA), or whether the nominee receives non-board related compensation from the issuer

o Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

o Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

o Discharge of board members' duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

o The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.


* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

o Mandates requiring a majority of independent directors on the Board of Directors

o Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

o Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

o    Elimination of cumulative voting

o    Establishment of confidential voting

o Proposals seeking to establish or decrease an existing required ownership threshold contained within the company by-laws that offer shareholders the right to call special meetings.

Auditors

o Approval of auditors, unless the fees paid to auditors are excessive; auditors' fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

o Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

o    Discharge of auditors*

o    Approval of financial statements, auditor reports and allocation of income

o    Requirements that auditors attend the annual meeting of shareholders

o Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

o Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

o Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income


* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

o Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

o Capitalization changes which eliminate other classes of stock and/or unequal voting rights

o Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

o Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

o    Elimination of shareholder rights plans ("poison pill")

o Amendment to a shareholder rights plans ("poison pill") where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

o Adoption or renewal of a non-US issuer's shareholder rights plans ("poison pill") if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

o Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

o Mandates requiring shareholder approval of a shareholder rights plans ("poison pill")

o    Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

o Stock purchase plans with an exercise price of not less that 85% of fair market value

o Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

o Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

o Expansions to reporting of financial or compensation-related information, within reason

o Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

Routine Business Items

o General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

o    Change in Corporation Name

o    Mandates that amendments to bylaws or charters have shareholder approval

Other

o Adoption of anti-"greenmail" provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

o    Repeals or prohibitions of "greenmail" provisions

o    "Opting-out" of business combination provision


 II.  Generally, FM votes againstthe following items:

 Board of Directors

o Establishment of classified boards of directors, unless 80% of the board is independent

o Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

o    Limits to tenure of directors

o Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

o    Restoration of cumulative voting in the election of directors

o Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

o The elimination of shareholders' right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by SSgA).

o Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy

o Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

o Directors at companies where prior non-cash compensation was improperly "backdated" or "springloaded" where one of the following scenarios exists:

          o (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

          o (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

          o (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

          o (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

          o Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

          o Capitalization changes that exceed 100% of the issuer's current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures


o Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

o    Adjournment of Meeting to Solicit Additional Votes

o Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

o Adoption or renewal of a US issuer's shareholder rights plan ("poison pill")


 Executive Compensation/Equity Compensation


o Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

o    Retirement bonuses for non-executive directors and auditors

o Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee


Routine Business Items


o Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

o Reincorporation in a location which has more stringent anti-takeover and related provisions

o Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other


o Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

o Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

o    Proposals which require inappropriate endorsements or corporate actions

o Proposals asking companies to adopt full tenure holding periods for their executives

III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

o    Against  offers  with  potentially   damaging   consequences  for  minority
     shareholders because of illiquid stock, especially in some non-US markets

o Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

o Against offers where, at the time of voting, the current market price of the security exceeds the bid price

o For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

o    For offers made at a premium where no other higher bidder exists


Protecting Shareholder Value

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive - whether from clients, consultants, the media, the issuer, ISS or other sources -- as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process -- especially the proxy voting process -- as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.


Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a "Material Relationship").

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer's name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee.


Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.


Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.